                                                                  Exhibit 99.1


                  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
                    NEW YORK CITY TIME, ON FEBRUARY 26, 1999
                    (THE "EXPIRATION DATE"), UNLESS EXTENDED
                       BY ALLIED WASTE NORTH AMERICA, INC.



                        ALLIED WASTE NORTH AMERICA, INC.

                              LETTER OF TRANSMITTAL

                                OFFER TO EXCHANGE

              ALL OUTSTANDING 7 3/8% SERIES A SENIOR NOTES DUE 2004
                                 IN EXCHANGE FOR
                      7 3/8% SERIES B SENIOR NOTES DUE 2004

              ALL OUTSTANDING 7 5/8% SERIES A SENIOR NOTES DUE 2006
                                 IN EXCHANGE FOR
                      7 5/8% SERIES B SENIOR NOTES DUE 2006

              ALL OUTSTANDING 7 7/8% SERIES A SENIOR NOTES DUE 2009
                                 IN EXCHANGE FOR
                      7 7/8% SERIES B SENIOR NOTES DUE 2009

                                       OF
                        ALLIED WASTE NORTH AMERICA, INC.



                         THE EXCHANGE OFFER WILL EXPIRE
    AT 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 26, 1999, UNLESS EXTENDED. AS DESCRIBED HEREIN, WITHDRAWAL RIGHTS WITH RESPECT TO THE EXCHANGE OFFER
         ARE EXPECTED TO EXPIRE AT THE EXPIRATION OF THE EXCHANGE OFFER


                                 EXCHANGE AGENT:

                      U.S. BANK TRUST NATIONAL ASSOCIATION

 By Hand, Mail or Overnight Delivery:               By Facsimile for Eligible Institutions:

     180 East Fifth Street                                    (651) 244-1537
  St. Paul, Minnesota 55101

Attention: Specialized Finance Department           Confirm by Telephone: (651) 244-5011



PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND PRINT OR TYPE ALL RESPONSES.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONES LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


      The undersigned hereby acknowledges receipt of the Prospectus dated January 27, 1999 (the "Prospectus") of Allied Waste North America, Inc. (the "Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 7 3/8% Series B Senior Notes due 2004, 7 5/8% Series B Senior Notes due 2006 and 7 7/8% Series B Senior Notes due 2009 (collectively, the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part for each $1,000 principal amount of its outstanding 7 3/8% Series A Senior Notes due 2004, 7 5/8% Series A Senior Notes due 2006 and 7 7/8% Series A Senior Notes due 2009 (collectively, the "Old Senior Notes"). The term "Expiration Date" shall mean 5:00 p.m., New York City time, on February 26, 1999, unless the Company extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Following the consummation of the Exchange Offer, neither the Old Senior Notes nor the Exchange Notes will be entitled to the contingent increase in interest rate provided pursuant to the Indenture and the Old Senior Notes. Following the consummation of the Exchange Offer, holders of Old Senior Notes and Exchange Notes will not have any further registration rights, and the Old Senior Notes will continue to be subject to certain restrictions on transfer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

      The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.


      PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

         YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

      List below the Old Senior Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.


                DESCRIPTION OF OLD SENIOR NOTES TENDERED HEREWITH

      NAME(S) AND ADDRESS(ES) OF                                 AGGREGATE PRINCIPAL
         REGISTERED HOLDER(S)          CERTIFICATE              AMOUNT REPRESENTED BY        PRINCIPAL AMOUNT
           (PLEASE FILL IN)            NUMBER(S)*                     OLD NOTES                 TENDERED**
           ----------------            ----------                     ---------                 ----------

-------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                        TOTAL


----------------
*    Need not be completed by Book-entry Holders.

** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Old Senior Notes. All tenders must be in integral multiples of $1,000. See Instruction 2.


      This Letter of Transmittal is to be used (i) if certificates of Old Senior Notes are to be forwarded herewith, (ii) if delivery of Old Senior Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Senior Notes" in the Prospectus or (iii) tender of the Old Senior Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

      The term "Holder" with respect to the Exchange Offer means any person in whose name Old Senior Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Senior Notes must complete this letter in its entirety.

      Holders whose Old Senior Notes are not immediately available or who cannot deliver their Old Senior Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Old Senior Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1.

 / / CHECK HERE IF TENDERED OLD SENIOR NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution:
                                    ------------------------------------------
       DTC: Account Number:
                          ----------------------------------------------------
       Transaction Code Number:
                              ------------------------------------------------

/ / CHECK HERE IF TENDERED OLD SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

       Name of Registered Holder(s):
                                   --------------------------------------------

       Name of Eligible Institution that Guaranteed Delivery:
                                                             ------------------
/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:
          --------------------------------------------------------------------
      Address:
          --------------------------------------------------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described principal amount of Old Senior Notes. Subject to, and effective upon, the acceptance for exchange of the Old Senior Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Senior Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the undersigned in connection with the Exchange Offer) to cause the Old Senior Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Senior Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Old Senior Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Senior Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Senior Notes or to transfer ownership of such Old Senior Notes on the account books maintained by The Depository Trust Company (the "DTC").

        The undersigned acknowledges that this Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Old Senior Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than broker-dealers, as set forth below, and any such holder which is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes.

        The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer --Acceptance of Old Senior Notes for Exchange; Delivery of New Senior Notes." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Senior Notes tendered hereby and, in such event, the Old Senior Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

        By tendering, each Holder of Old Senior Notes represents to the Company that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such Holder, (ii) neither the Holder of Old Senior Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in, the distribution of such Exchange Notes, (iii) if the Holder is not a broker-dealer or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Old Senior Notes, neither the Holder nor any such other person is engaged in or intends to participate in a distribution of the Exchange Notes and (iv) neither the Holder nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act. If the tendering Holder tenders Old Senior Notes with the intention of participating, or for the purpose of participating, in the distribution of the Exchange Notes, it acknowledges that it may not rely upon certain interpretations by the staff of the SEC described in the Exchange Offer, and that, in the absence of an exemption therefrom, it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction, and any such secondary resale transaction must be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K under the Securities Act. If the tendering Holder is a broker-dealer (whether or not it is also an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) that will receive Exchange Notes for its own account in exchange for Old Senior Notes, it represents that the Old Senior Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Senior Notes or transfer ownership of such Old Senior Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Old Senior Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreements(1) and that the

(1) Registration Rights Agreement, dated as of December 23, 1998, by and among the Company, the Guarantors and Donaldson, Lufkin & Jenrette Securities Corporation, et al., relating to the $225,000,000 7 3/8% Senior Notes due 2004.

      Registration Rights Agreement, dated December 23, 1998, by and among the Company, the Guarantors, and Donaldson, Lufkin & Jenrette Securities Corporation, et al., relating to the $600,000,000 7 5/8% Senior Notes due 2006.

Company shall have no further obligations or liabilities thereunder for the registration of the Old Senior Notes or the Exchange Notes.

        All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned. Tendered Old Senior Notes may be withdrawn at any time prior to 5:00 p.m., New York City time on the Expiration Date (the "Expiration Date").

        Unless otherwise indicated under the caption "Special Registration and Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Old Senior Notes and any Old Senior Notes delivered herewith but not exchanged, in each case registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the information requested under the appropriate caption in this Letter of Transmittal should be provided. If Old Senior Notes are surrendered by Holder(s) that have provided information under either the caption entitled "Special Registration and Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined in Instruction 1).


-------------------------------------------------------------------------------
         Registration Rights Agreement, dated December 23, 1998, by and among the Company, the Guarantors, and Donaldson, Lufkin & Jenrette Securities Corporation, et al., relating to the $875,000,000 7 7/8% Senior Notes due 2009.

                                     Box 1

______________________________________________________________________________

                          TENDERING HOLDER(S) SIGN HERE
_______________________________________________________________________________

_______________________________________________________________________________

                            SIGNATURE(S) OF HOLDER(S)
                          Dated: _______________, 199_

(Must be signed by registered Holder(s) exactly as name(s) appear(s) on certificate(s) for Old Senior Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.


Name(s):_______________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title): ________________________________________________________


 Address:______________________________________________________________________
                               (INCLUDE ZIP CODE)
Area Code and Telephone No.:___________________________________________________


TAX IDENTIFICATION NO.:________________________________________________________




                                     Box 2

_______________________________________________________________________________


                           GUARANTEE OF SIGNATURE(S)


                        (IF REQUIRED - SEE INSTRUCTION 3)
Authorized Signature: _________________________________________________________
Name:__________________________________________________________________________
Title:  _______________________________________________________________________
Address: ______________________________________________________________________
Name of Firm:__________________________________________________________________
Area Code and Telephone No.:  _________________________________________________
Dated:  _____________, 199_

_______________________________________________________________________________

                                      BOX 3

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
________________________________________________________________________________
                 PAYOR'S NAME: ALLIED WASTE NORTH AMERICA, INC.

                                  Part I - PLEASE PROVIDE YOUR TIN IN THE            _______________________
                                  BOX AT RIGHT AND CERTIFY BY SIGNING                SOCIAL SECURITY NUMBER OR
                                  AND DATING BELOW                                   EMPLOYER IDENTIFICATION
                                                                                            NUMBER

     SUBSTITUTE
      FORM W-9
DEPARTMENT OF THE TREASURY         Part 2 - Check the box if you are NOT subject
INTERNAL REVENUE SERVICE           to back-up withholding under the provisions
                                   of Section 3406 (a) (1) (C) of the Internal
                                   Revenue Code because (1) you have not been
                                   notified that you are subject to back-up
                                   withholding as a result of failure to report
                                   all interest or dividends, (2) the Internal
                                   Revenue Service has notified you that you
                                   are no longer subject to back-up withholding
                                   or (3) you are exempt. / /

PAYOR'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)
                                   CERTIFICATE -- UNDER THE PENALTIES OF              PART 3
                                   PERJURY, I CERTIFY THAT THE INFORMATION            CHECK IF
                                   PROVIDED ON THIS FORM IS TRUE,  CORRECT            AWAITING TIN
                                   AND COMPLETE.
                                   SIGNATURE_______________ DATE __________              / /


                                      BOX 4
________________________________________________________________________________

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates for Old Senior Notes in a principal amount not tendered, or Exchange Notes are to be issued in the name of someone other than Notes, person whose signature appears in Box 2.

Issue and deliver:

(check appropriate boxes)
/ /       Old Senior Notes not tendered
/ /        Exchange Notes, to:

Name __________________________________
            (PLEASE TYPE OR PRINT)
Please complete the Substitute form W-9 at Box 3


Tax I.D. or Social Security Number:__________


                                      BOX 5
_______________________________________________________________________________

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates for Old Senior Notes in a principal amount not tendered, or Exchange Notes are to be delivered to someone other than the the person whose signature appears in Box 2 or to an address other than that shown in Box 1.

Deliver:

(check appropriate boxes)
/ /   Old Senior Notes not tendered
/ /   Exchange Notes, to:

Name __________________________________
         (PLEASE TYPE OR PRINT)
     Address________________________________

     _______________________________________



             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

FOR THIS TYPE OF ACCOUNT:       GIVE THE SOCIAL SECURITY        FOR THIS TYPE OF ACCOUNT:    GIVE THE SOCIAL SECURITY
                                NUMBER OF  --                                                NUMBER OF --
_________________________________________________________________________________________________________________________
1.  An individual's account     The individual                  8.   Sole proprietorship     The owner (4)
                                                                     account
2.  Two or more individuals     The actual owner of the         9.   A valid trust,          The legal entity (Do not
    (joint account)             account or, if combined              or pension              furnish the identifying
                                estate, funds, any one               trust                   number of the personal
                                of the individuals (1)                                       representative or trustee
                                                                                             unless the legal entity
                                                                                             itself is not designated in
                                                                                             the account title.)(5)

3.  Husband and wife (joint     The actual owner of the          10. Corporate account       The corporation
     account)                   account or, if joint
                                funds, either person (1)

4.  Custodian account of a      The minor (2)                   11.  Religious,              The organization
    minor (Uniform Gift to                                           charitable, or
    Minors Act)                                                      educational
                                                                     organization account

5.  Adult and minor (joint      The adult or, if the minor      12.  Partnership account     The partnership account)
    account)                    is the only contributor,             held in the name of
                                the minor (1)                        the business

6.  Account in the name of      The ward, minor, or             13.  Association, club, or   The organization
    guardian or committee for   incompetent person (3)               other tax exempt
    a designated ward, minor,                                        organization
    or incompetent person

7.  a.  The usual revocable     The grantor-trustee (1)         14.  A broker or             The broker or nominee
      savings trust account                                          registered nominee
      (grantor is also
      trustee)

      b.  So-called trust       The actual owner (1)            15.  Account with the        The public entity
      account that is not a                                          Department of
      legal or valid trust                                           Agriculture in the
      under State law                                                name of a public
                                                                     entity (such as a
                                                                     State or local
                                                                     government, school
                                                                     district, or prison)
                                                                     that receives
                                                                     agricultural program
                                                                     payments

______________

(1)  List first and circle the name of the person whose number you furnish.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4)  Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup with-holding on ALL payments include the following:

     -    A corporation.

     -    A financial institution.

     - An organization exempt from tax under section 501(a), or an individual retirement plan.

     -    The United States or any agency or instrumentality thereof.

     - State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

     - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

     - An international organization or any agency or instrumentality thereof.

     - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

     -    A real estate investment trust.

     -    A common trust fund operated by a bank under section 584(a).

     - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(I).

     - An entity registered at all times under the Investment Company Act of 1940.

     -    A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

     -    Payments to nonresident aliens subject to withholding under section
          1441.

     - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

     - Payments of patronage dividends where the amount received is not paid in money.

     -    Payments made by certain foreign organizations.

     -    Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

     - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

     - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     -    Payments described in section 6049(b)(5) to nonresident aliens.

     -    Payments on tax-free covenant bonds under section 1451.

     -    Payments made by certain foreign organizations.

     -    Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payee. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                                 INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

      1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. Certificates for all physically delivered Old Senior Notes, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date.

      THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD SENIOR NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL IT IS RECOMMENDED THAT REGISTERED MAIL PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSUME DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. THIS LETTER OF TRANSMITTAL AND THE OLD SENIOR NOTES SHOULD NOT BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

      Holders whose Old Senior Notes are not immediately available or who cannot deliver their Old Senior Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Old Senior Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a letter, telegram or facsimile transmission setting forth the name and address of the tendering Holder, the name(s) in which such Old Senior Notes are registered, and the certificate numbers of the Old Senior Notes to be tendered; and (iii) all tendered Old Senior Notes as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three business days after the date of execution of such letter, telex, telegram or facsimile transmissions, all as provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Senior Notes for exchange.

      2. PARTIAL TENDERS; WITHDRAWALS. Tenders of Old Senior Notes will be accepted in denominations of U.S. $1,000 and integral multiples in excess thereof. If less than the entire principal amount of Old Senior Notes evidenced by a submitted certificate is tendered; the tendering Holder must fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Old Senior Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Old Senior Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

      Tenders of Old Senior Notes pursuant to the Exchange Offer are irrevocable, except that Old Senior Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Old Senior Notes to be withdrawn, the certificate numbers and designation of the Old Senior Notes to be withdrawn, the principal amount of Old Senior Notes delivered for exchange, a statement that such a Holder is withdrawing its election to have such Old Senior Notes exchanged, and the name of the registered Holder of such Old Senior Notes, and must be signed by the Holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Senior Notes being withdrawn. If Old Senior Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Senior Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Old Senior Notes so withdrawn are validly retendered. The Exchange Agent will return the properly withdrawn Old Senior Notes promptly following receipt of notice of withdrawal. Properly withdrawn Old Senior Notes may be retendered by following one of the procedures described in the


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
Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Senior Notes" at any time prior to the Expiration Date.

    3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Senior Notes tendered hereby, the Signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever.

      If any of the Old Senior Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If a number of Old Senior Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Senior Notes.

      When this Letter of Transmittal is signed by the registered Holder or Holders of Old Senior Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

      If this Letter of Transmittal is signed by a person other than the registered Holder or Holders of the Old Senior Notes listed, such Old Senior Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered Holder or Holders, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the Old Senior Notes.

      If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

      Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

      Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Senior Notes are tendered: (i) by a registered Holder of such Old Senior Notes; or (ii) for the account of any Eligible Institution.

      4. TRANSFER TAXES. The Company shall pay all transfer taxes, if any, applicable to the exchange of Old Senior Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes, or Old Senior Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Old Senior Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Old Senior Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

      Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Old Senior Notes listed in this Letter of Transmittal.

      5. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

      6. MUTILATED, LOST, STOLEN OR DESTROYED OLD SENIOR NOTES. Any Holder whose Old Senior Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

      7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address specified in the Prospectus.

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
      8. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Old Senior Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any irregularities or conditions of tender as to the particular Old Senior Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

      9. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

      IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OLD SENIOR NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.


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